SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 27, 2004

                        Commission File Number: 000-49620

                             Biogentech Corporation
                             ----------------------
             (Exact name of registrant as specified in its charter)

Nevada                                                                91-1868007
------                                                                ----------
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
incorporation or organization)

2445 McCabe Way, Suite 150, Irvine, California                             92614
----------------------------------------------                             -----
(Address of principal executive offices)                              (Zip Code)

                                 (949) 757-0001
                                 --------------
              (Registrant's Telephone Number, Including Area Code)

Item 5. Other Events and Regulation FD Disclosure.



At the request of BioGentech Corp.'s (the "Registrant") auditors on April 27, 2004, the Registrant is re-evaluating the carrying value of its patent. The Registrant has been informed that the auditors requested the examination based on recent interpretations of existing accounting literature. The re-evaluation could potentially result in a restatement of the Registrant's previously issued financial statements. The Registrant, in conjunction with its auditors, will work diligently to complete the re-evaluation and to determine the ultimate effect.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                             BioGentech Corp.


April 28, 2004                      By:      /s/ Chaslav Radovich
                                             -----------------------------------
                                             Chaslav Radovich, President